The Hirtle Callaghan Trust
Supplement to Prospectus dated April 21, 2008
The Institutional Value Equity Portfolio
The Institutional Growth Equity Portfolio
The date of this supplement is October 27, 2008
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Board of Trustees of The Hirtle Callaghan Trust (the “Trust”) has approved the engagements of additional investment advisory organizations to manage a portion of the assets of The Institutional Value Equity and Institutional Growth Portfolios (each a “Portfolio” and together the “Portfolios”) and other series of the Trust. Before the organizations (“Proposed Specialist Managers”) can be appointed, however, shareholders of the Portfolios must approve the engagements. A joint meeting of the shareholders of the Portfolios is scheduled to be held in early December, 2008. Assuming shareholder approval is obtained, the appointments will become effective as soon as is reasonably practicable following the meeting. Information about the Proposed Specialist Manager for the Portfolio is outlined below.
The Institutional Value Equity Portfolio. AllianceBernstein, LP (“AllianceBernstein”) has been proposed to serve as an additional Specialist Manager for The Institutional Value Equity Portfolio. Consistent with the investment objective and policies of the Portfolio, AllianceBernstein’s investment approach is to seek to purchase stocks “with the greatest amount of long-term earnings for the best price.” AllianceBernstein will use “deep” research capabilities and a bottom-up approach to distinguish between companies that are undergoing temporary stress from those that deserve their depressed valuations, looking to exploit mispricing created by investor overreaction.
During the first year of its portfolio management agreement, for its services to the Portfolio, AllianceBernstein will be entitled to receive a fee of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. If after the first year of the portfolio management agreement Combined Assets are less than $300 million then AllianceBernstein will be entitled to a fee of 0.90% on the first $15 million of Combined Assets, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. “Combined Assets” shall mean the sum of: (a) the net assets of the Portfolio (“Account”) that may, from time to time be allocated to AllianceBernstein by, or under the supervision of, the Trust’s Board of Trustees; (b) the net assets of The Value Equity Portfolio of the Hirtle Callaghan Trust managed by the Specialist Manager; and (c) assets invested in the same investment strategy as the Portfolio that are managed by the Specialist Manager under the Hirtle Callaghan’s unified managed account program.
AllianceBernstein’s headquarters are located at 1345 Avenue of the Americas, NY, NY 10105. As of June 30, 2008, AllianceBernstein, which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), had total assets under management of approximately $717 billion under management, of which approximately $255 billion is managed in its various value strategies. AllianceBernstein is 63% owned by AXA Financial, Inc. (a wholly-owned subsidiary of AXA, a global financial services organization) and 32.7% owned by the public (including former employees), with the remainder held by the firm’s directors, officers and employees.
The Institutional Value Equity and Institutional Growth Equity Portfolios. Pacific Investment Management, LLC (“PIMCO”) has been proposed to serve as an additional Specialist Manager for each Portfolio. Consistent with the investment objective and policies of the Portfolio, PIMCO’s investment approach is to invest the portion of each Portfolio’s assets allocated to PIMCO in an “enhanced index management” strategy. The strategy combines a non-leveraged position in synthetic equity index instruments (mostly index futures) with a short-duration fixed income portfolio. The index futures are priced so that, combined with money market investments, they are expected to produce a rate of return equal to the index. The active management of short duration assets is intended to outperform the money market rates, thereby generating an incremental return over the equity index. For it services to each Portfolio, PIMCO will be entitled to receive a fee of 0.25% % of the average daily net assets of each Portfolio.
Supplement to April 21, 2008 Prospectus
for The Hirtle Callaghan Trust

PIMCO’s headquarters are located at 840 Newport Center Drive, Newport Beach, CA 92660. As of June 30, 2008, PIMCO, which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), had total assets under management of approximately $829 billion under management, of which approximately $29 billion is managed under the same strategy. PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.
The Institutional Value Equity and Institutional Growth Equity Portfolios. The paragraph titled “Acceptance of Purchase Orders; Anti-Money Laundering Policy” on page 16 of the prospectus is hereby deleted and replaced with the following (all other information remains unchanged):
Acceptance of Purchase Orders; Anti-Money Laundering Policy. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler’s checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust’s transfer agent on any regular business day.
If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “Calculating NAV” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, tax payer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to April 21, 2008 Prospectus
for The Hirtle Callaghan Trust